Cardinal Health, Inc.
Analyst / Investor Day Meetings
Sally J. Curley
Senior Vice President, Investor Relations
June 2, 2009
© 2009 Cardinal Health, Inc. or one of its subsidiaries.  All rights reserved.
Exhibit 99.1

Forward-looking information
The following presentations contain forward-looking statements addressing expectations, prospects, estimates and other matters that are dependent upon future events or developments.  These matters are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied.  The most significant of these uncertainties are described in Cardinal Health’s Form 10-K,
Form 10-Q and Form 8-K reports and CareFusion’s Form 10 registration statement (including all amendments to those reports and registration statement) and exhibits to those reports and registration statement, and include (but are not limited to) the following: uncertainties related to the deferral in hospital capital spending affecting Cardinal Health’s Clinical and Medical Products segment and difficulties in forecasting the exact duration and potential long-term changes in hospital spending patterns; uncertainties regarding the planned spinoff of CareFusion as a new standalone entity, including the timing and terms of any such spinoff and whether such spinoff will be completed as it is subject to a number of conditions, and uncertainties regarding the impact of the planned spinoff on Cardinal Health, CareFusion and the potential market for their respective securities; competitive pressures in Cardinal Health’s various lines of business; the loss of one or more key customer or supplier relationships or changes to the terms of those relationships; uncertainties relating to timing of generic and branded pharmaceutical introductions and the frequency or rate of branded pharmaceutical price appreciation or generic pharmaceutical price deflation; changes in the distribution patterns or reimbursement rates for health care products and/or services; the results, consequences, effects or timing of any inquiry or investigation by any regulatory authority or any legal or administrative proceedings; future actions of regulatory bodies or government authorities relating to Cardinal Health’s manufacturing or sale of products and other costs or claims that could arise from its manufacturing, compounding or repackaging operations or from its other services, including uncertainties and costs relating to complying with the amended consent decree entered into with the FDA and implementing the corrective action plan submitted to the FDA pursuant to the amended consent decree; the effects, timing or success of restructuring programs or plans; the costs, difficulties and uncertainties related to the integration of acquired businesses;
uncertainties related to the recent disruptions in the financial markets, including uncertainties related to the availability and/or cost of credit and the impact of the financial market disruptions on Cardinal Health’s customers and vendors; uncertainties regarding the ultimate features of government health care reform initiatives and their enactment and implementation; with respect to future dividends, the decision by Cardinal Health’s board of directors to declare such dividends, which is expected to consider Cardinal Health’s surplus, earnings, cash flows, financial condition and prospects at the time any such action is considered; and conditions in the pharmaceutical market and general economic and market conditions.
These presentations reflect management’s views as of June 2, 2009.  Except to the extent required by applicable law, Cardinal Health undertakes no obligation to update or revise any forward-looking statement.  In addition, these presentations include non-GAAP financial measures.
Definitions and reconciling information will accompany these presentations and will also be available on the investor relations page of Cardinal
Health’s website at www.cardinalhealth.com.   A transcript of the webcast will be available on the investor relations page at
www.cardinalhealth.com.
© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.

Welcome © 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved. R. Kerry Clark Chairman and CEO June 2, 2009

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved. Launching two exciting businesses Timeline target: Summer 2009

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.
Spinoff rationale
• New Cardinal Health and CareFusion are very
different businesses
- Products
- Channels
- Geographic footprint
• Sharper strategic focus
• CareFusion can stand on its own
• Should deliver maximum value to our customers and
shareholders over time

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.
Conditions and governance
• Contingent upon
– SEC declaring the Form 10 effective
– IRS ruling on tax-free nature of transaction
– Obtaining investment-grade credit ratings
– Completion of necessary financing
• Governance
– New Boards of Directors in place at spinoff

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.
Financial reporting
• As of July 1, will begin functioning as separate entities in anticipation of spinoff completion
• Each entity’s reported results reflecting future company
structure down to operating earnings, rolled up for total
Cardinal Health picture
Sector reporting
– New Cardinal Health
•
Pharmaceutical
•
Medical
– CareFusion Corporation
•
Critical Care
•
Medical Technologies and Services

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.
George Barrett
Current: CEO, HSCS, Cardinal Health, Inc.
Post-spinoff: Chairman and CEO, New Cardinal Health
Dave Schlotterbeck
Current:  CEO, CMP, Cardinal Health, Inc.
Post-spinoff: Chairman and CEO, CareFusion Corporation
Jeff Henderson
Chief Financial Officer, Cardinal Health, Inc.
Post-spinoff:  Chief Financial Officer, New Cardinal Health
Introductions

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.
Full day agenda
All times are eastern
8:00 a.m. Welcome and agenda
Sally Curley, Kerry Clark
8:15 a.m. Spinoff financial details
Jeff Henderson
8:30 a.m. New Cardinal Health
George Barrett, Jeff Henderson, Mike Kaufmann, Mike Lynch
12:00 p.m. Lunch and healthcare reform update
Connie Woodburn
1:15 p.m. CareFusion Corporation
Dave Schlotterbeck, Dwight Winstead, Ed Borkowski
4:30 p.m. CareFusion product demonstrations with management
5:30 p.m. Adjourn

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved. Spinoff overview Jeff Henderson Chief Financial Officer Cardinal Health June 2, 2009

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.
Spinoff
• Capital structure
• Transaction overview
• CareFusion and New Cardinal Health financial crosswalks
• Spinoff costs and negative synergies
• Go-forward reporting

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.
Cardinal Health
Cash:  ~$1.7B
Debt:  ~$3.7B
A/R Facility:  $850M
Credit Revolver:  $1.5B
Rating:  BBB+/Baa2; A2/P2
Capital structure
CareFusion
Cash:  ~$650M
Debt:  ~$1.4B
Credit Revolver: $500M
Expected Rating:  Investment grade
New Cardinal Health
Cash:  ~$1B
Debt:  ~$2.1B
A/R Facility:  $950M
Credit Revolver:  $1.5B
CFN Equity Stake: <20%
Expected Rating:  Investment grade

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.
Transaction overview
1
Cardinal
Health
CareFusion
Bridge Loan
Banks
CareFusion
Bondholders
Cardinal
Health
Bondholders
1:
CFN borrows $1.4B
against bridge loan to
pay distribution to CAH
2:
CFN declares and pays
$1.4B distribution to CAH
3:
CAH uses proceeds of
CFN $1.4B distribution to
tender for and retire debt
4:
CFN issues public
debt post-spin to repay
bridge loan
5:
CFN uses
proceeds from
public debt to repay
bridge loan
Equity
Markets
6:
CAH disposes of its less than
20% stake in CFN within 5 years
4
1
2
3
5
6
1
Overview assumes that bridge is drawn down to fund distribution at spin-off

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.
Crosswalk
CareFusion Corporation (CFN)
1
FY09 YTD Historical
Separation
Adjustments
Discontinued
Operations
Adjustments
Financing
Adjustments Pro Forma
Revenue ($M) 3,410 69 (667) 2,812
Gross margin ($M) 1,507 8 (165) 1,350
SG&A ($M) 871 8 (71) 809
Operating earnings
($M)
460 (0.4) (89) 370
Interest expense
and other, net ($M)
83 (15) 39 107
Royalty (income)
and other, net
received from
parent ($M)
(194) 194 -
Diluted EPS $0.49
1 See CareFusion Appendix for CareFusion historical results and pro forma financial information for the nine months ended March 31, 2009.

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.
Crosswalk
New Cardinal Health (nCAH)
FY09 YTD
As
reported
Discontinued
operations
Special
items
Impairments
and other Pro Forma
1
Revenue ($M) 74,385 (2,743) 71,642
Gross margin ($M) 4,183 (1,357) 2,826
SG&A ($M) 2,584 (867) 1,717
Operating
earnings ($M)
1,461 (434) 71 11 1,108
2
Diluted EPS from
continuing
operations
$2.44 $(0.83) $0.14 $(0.05) $1.70
2
1 Pro forma results reflect the estimated impact of the CareFusion as Discontinued Operations. See
Cardinal Health Appendix for further explanation of the pro forma presentation of certain measures included herein.
2 Non-GAAP measure.

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.
Estimated one-time spinoff cost details
($M)
Through
spin date Post-spin
Pre-Tax cash expenses
CAH $109 $47
CFN $60 $53
Pre-tax non-cash charges
CAH $33 $6
CFN – $1
Tax charges $152 –

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.
Estimated negative synergies
Driven by:
• Functional duplication
• De-leveraging shared services
• Additional depreciation
1 Incremental cost to FY09 pro forma
Operating expense
1
($M) FY10 FY11 FY12
CFN 30 31 32
nCAH – 17 29

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.
CFN
Go-forward reporting (FY10 pre-spin)
Consolidated
Sector
Segment
(Operating earnings)
(P&L, balance sheet, and cash flow)
(Segment profit)
nCAH
Pharma
Medical
Critical Care
Medical
Technologies
CAH

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.
Summary
• Spin transaction is on track
• Target completion:  Summer 2009
• We expect to be ready to go once transaction
conditions are met
• On July 1, will begin to function as separate
companies in anticipation of spinoff completion

Strategic foundations for the New Cardinal Health George Barrett Post-spinoff: Chairman and CEO June 2, 2009 © 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.
8:30 a.m. New Cardinal Health
George Barrett, Post-spinoff: Chairman and CEO
9:05 a.m. Financial overview
Jeff Henderson, Chief Financial Officer
9:30 a.m. Break
9:45 a.m. Pharmaceutical Segment
Mike Kaufmann, Chief Executive Officer, Pharmaceutical Segment
10:25 a.m. Medical Segment
Mike Lynch, Chief Executive Officer, Medical Segment
11:00 a.m. Q&A
George Barrett Tom Kapfer, President, Medical Products & Services
Mike Kaufmann John Rademacher, President, Nuclear & Pharmacy Services
Mike Lynch Frank Segrave, President, Generics
Jeff Henderson
11:45 a.m. Break
12:00 p.m. Lunch and healthcare reform update
Connie Woodburn, SVP, Government Relations
New Cardinal Health agenda

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.
Strategic foundations
•
New Cardinal Health
• Critical role in healthcare
• Three pillar strategy for the future
• What to expect going forward

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.
Why new Cardinal Health?
Well positioned to deliver healthcare solutions in most
cost-effective manner while maintaining product integrity
Balanced business model focused on delivering
healthcare products and services
Experienced team with diverse healthcare backgrounds
leading one of largest healthcare companies in N. America
Well positioned to play central role across entire
healthcare spectrum, especially with demographic trends
Strong balance sheet and cash flows, making necessary
investments to strengthen future position
Positioning
Balanced
model
Cost-effective
solutions
Financial
strength
Leadership

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.
Profile of a leader
Revenue
*
Employees
Countries with direct operations
Customers
>$94B
~30K
11
>50K
Operating earnings
*
~$1.5B
*Pro forma Cardinal Health non-GAAP revenue and operating earnings, trailing 12 months ended March 31, 2009.
See Cardinal Health appendix for more information regarding Cardinal Health pro forma financial information.

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.
What’s new about Cardinal Health?
• Experienced management team with
renewed focus on the core
• Reinvigorated culture
• Capital deployment strategy
• Streamlined portfolio management

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.
New Cardinal Health – Who we are
George Barrett Chairman and CEO
Jeff Henderson Chief Financial Officer
Mike Kaufmann CEO, Pharmaceutical Segment
Mike Lynch CEO, Medical Segment
Shelley Bird EVP, Public Affairs
Craig Morford Chief Legal and Compliance Officer
Mark Rosenbaum Chief Customer Officer
Carole Watkins Chief Human Resource Officer

Our mission
We make healthcare more cost-effective
so our customers can focus on their patients
Our Customers Patients
• Customers are facing enormous pressures to reduce costs and improve performance
• We reduce the costs of care through our sourcing, supply chain efficiencies, reduction of errors and safety events, and supplier and channel relationships
© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.
Strategic foundations
• New Cardinal Health
•
Critical role in healthcare
• Three pillar strategy for the future
• What to expect going forward

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.
• Up to 66 million Americans could be
uninsured by 2019 unless healthcare
reform is enacted¹
• Businesses could see their healthcare
costs double within 10 years¹
• 64.4 million, or 1 in 4 non-elderly
Americans, are in families that will spend
>10 percent of pre-tax income on
healthcare this year²
• 2007 figures for those without health
insurance were 45.7M or 15.3%²
Healthcare costs are rising
at an alarming rate
$0
$2,000
$4,000
$6,000
$8,000
$10,000
$12,000
$14,000
Per Capita
Projected Per Capita
National health expenditures per capita, 1990-2016
Note: Figures from 1990 through 2005 represent historical data; data from 2006-2016 are projected.
Source: Centers for Medicare and Medicaid Services, Office of the Actuary, National Health Statistics Group, at
http://www.cms.hhs.gov/NationalHealthExpendData/ (Historical data from NHE summary including share of GDP, CY 1960-2005, file nhegdp05.zip; Projected data from NHE Projections 2006-2016, Forecast summary and selected tables, file proj2006.pdf).
$12,782
(2016)
$7,498
(2007)
$2,813
(1990)
1 May 2009 report by researchers at the Urban Institute for The Robert Wood Johnson Foundation
2 April 2009 report from Families USA and U.S. Census Bureau
(Millions)

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.
Positioned on the right side
of healthcare evolution
• Slow growth rate of costs
• Comparative effectiveness
research
Health Reform Priorities
Quality issues
Fragmented
system
Rising costs
Increasing number
of uninsured
and underinsured
Role of New Cardinal Health
• Efficient, low cost partner
• Solutions for increased
customer efficiency
• Pay for performance and
aligned incentives
• Continuum of care
infrastructure and health IT
• Expand coverage through
public / private hybrid with
shared responsibility
• Heightened focus on
safety and quality
• Necessitates broad
footprint and capability to
work across channels
• Continued/increased demand
for products and services

At the intersection of the
evolving healthcare system
Ambulatory
Care
•
Clinic
•
Physician office
•
Home care provider
•
Long-term care
•
Surgery center
Retail
•
Pharmacy
•
Mail service
•
In-store clinic
Acute Care
•
Hospital
•
Laboratory
© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.

Ambulatory Care
Retail
Acute Care
Critical role in a complex system
•
Distribution
•
Inventory management
•
Logistics support
•
Product selection
•
Financial transactions
•
Risk management
•
Patient safety
•
Pharmacy management
•
Quality and integrity
© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.
Delivering value to major stakeholders
Role of New Cardinal Health
Impact
•
Improve efficiency, eliminate
waste, enable scale and
manage risk
•
Most efficient link to end-
users, manage risk, smooth
volatility, drive share
•
Drive usage of cost
effective solutions, ensure
safety / integrity
•
Improved economics
•
Cost-effective solutions
that  deliver economic
value and  secure volume
•
Improved economics
and outcomes
Customers
Suppliers
Consumers
Payors

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.
Two strong segments
• Pharmaceutical distribution
• Manufacturer and
specialty services
• Nuclear and pharmacy services
Key Activities
• Medical product distribution
• Lab product distribution
• Infection prevention products
Segment
Medical
Pharmaceutical
Balanced portfolio of products and services playing a critical role in the healthcare system
1 Numbers are unaudited estimates of FY10 segment profit contribution.
~2/3 of
segment profit¹
~1/3 of
segment profit¹

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.
Strategic foundations
• New Cardinal Health
• Critical role in healthcare
•
Three pillar strategy for the future
• What to expect going forward

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.
Strategic direction for
New Cardinal Health
•
Create a lean, disciplined and agile organization
•
Manage performance and measure progress
•
Improve systems and related processes
•
Deepen knowledge of stakeholder economics
•
Build talent and capability
•
Deliver exceptional
customer service
•
Strengthen our competitive
advantage in supply chain
and sourcing
•
Focus our business
portfolio and build scale
Strengthen
the core
Explore:
•
Related healthcare
segments
•
Strategic M&A and
partnerships
•
Opportunities outside
U.S. and Canada
Build
new growth platforms
•
Offer new products
•
Expand service offerings
•
Broaden distribution
channels
Expand
into adjacencies

Strengthen the core
Progress in the past year
•
Delivering FY09 HSCS financial goals
•
Refocus on customer retention and loyalty
•
Stabilize pharmaceutical segment
– Solidify management team
– Controlled drug licenses restored
– Strengthen relationship with retail independents
• Elevate focus on and commitment to Medical
• Nuclear well positioned following generic event
© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.
Strengthen the core
Continued emphasis on the core
• Significant progress ongoing
– Simplify how we do business
– Invest in productivity (IT and OpEx)
– Medical transformation
• Major initiatives underway
– Inventory management / new stocking strategies
– Further enhance Medical sourcing model
– Further enhance generic model

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.
Strengthen the core
Portfolio management
• Reposition Medicine Shoppe International
• Divest Martindale (UK business)
• Divest SpecialtyScripts pharmacy, but committed
to specialty distribution

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.
Expand into adjacencies
Maximize our core competencies
• Accelerate private label growth in Medical
• Innovations in operating room
• Expand Positron Emission Tomography (PET)
• Scale specialty distribution
• Expansion outside of acute care setting

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.
Build new growth platforms
Future growth opportunities
Explore:
• Clinically-oriented products and services
• Information-enabled strategies
• Targeted international expansion

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.
Strategic foundations
• New Cardinal Health
• Critical role in healthcare
• Three pillar strategy for the future
•
What to expect going forward

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.
Near-term considerations
• Completing the transition in FY10
• Short-term market factors create headwinds
– Generic launch cycles
– Impact of economy on procedure-based channels
• Important contract renewal
• DSA timing
• Continued investment to further strengthen the core
– Medical transformation
– Retail independents
– Ambulatory Care

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.
Three-year outlook
Regaining momentum in FY11
• Pharmaceutical will regain positive growth trajectory
• Medical will grow faster, creating an even more
balanced business model
• Non-GAAP EPS past FY10, growing at high single digit rate
Close expense control with a focus on margins and balance sheet

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.
Positive momentum
• Attractive industry:  sustained demand growth
• Focused on critical issue for the industry:  cost-effectiveness
• Stabilized organization and investing in its future
• Increasingly balanced business model
• Attractive capital deployment
Solid cash-generating businesses with trends in our favor

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.
Why new Cardinal Health?
Well positioned to deliver healthcare solutions in most
cost-effective manner while maintaining product integrity
Balanced business model focused on delivering
healthcare products and services
Experienced team with diverse healthcare backgrounds
leading one of largest healthcare companies in N. America
Well positioned to play central role across entire
healthcare spectrum, especially with demographic trends
Strong balance sheet and cash flows, making necessary
investments to strengthen future position
Positioning
Balanced
model
Cost-effective
solutions
Financial
strength
Leadership

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved. New Cardinal Health: Disciplined financial management Jeff Henderson Chief Financial Officer Cardinal Health June 2, 2009

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved. Agenda • Driving financial discipline • Three-year financial outlook • Focus on shareholder return

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.
Success at Cardinal Health requires
exceptional financial discipline
Key focus area Financial management implications
Simplifying the portfolio
• Ongoing, disciplined portfolio reviews
• Resource focus
• Account profitability management
• Active compliance monitoring
• Selective capital investment to drive differentiation
• Focus on key performance metrics
• Maximizing cash flow yield
• Exercising capital deployment discipline
• Increasing dividend pay-out
Strengthen core
Shareholder return

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.
Reshaping and simplifying portfolio
FOCUS
Pre-Spin
(2005-2009)
• Pharma Distribution
• Medical Supply
• UK Pharma Dist.
• Pharmacy Services
• Nuclear Pharmacy
• Medicine Shoppe
• Martindale
• Kitting (Presource™)
• Contract Sales and
Marketing
• Pharmacy Staffing
• Specialty Pharmacy
• Gloves/Convertors/ Fluid
Management
• Medical Specialties
• Pharmaceutical Contract
Manufacturing
• Industrial Apparel
• Contract Printing and
Packaging
• Tecomet
• Medsystems
• Dispensing
• Infusion
• Respiratory
• Manufacturer and
Specialty Services
Post-Spin
(2010)
Pharmaceutical
Segment
• Pharma Distribution
• Manufacturer and Specialty
Services
• Pharmacy Services
• Nuclear Pharmacy
• Medicine Shoppe
Medical Segment
• Medical Supply
• Gloves/Convertors/
Fluid Management
• Kitting (Presource™)

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.
Simplified reporting
Pharmaceutical
Segment
Medical
Segment
FY10(E) Pro Forma Segment
Profit Contribution
2
FY05 Segment Profit Contribution
as Originally Reported
1
PDPS
MPS
CTS
PTS
1
CTS – Clinical Technologies and Services; MPS – Medical Products and Services; PTS – Pharmaceutical Technologies and
Services; PDPS – Pharmaceutical Distribution and Provider Services
2
Pro forma segment profit contribution reflects the estimated impact of CareFusion as Discontinued Operations in the period presented. See Cardinal Health Appendix for further explanation of the pro forma presentation of certain measures included herein.

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.
Strengthen the core
Key financial metrics
Total
shareholder
return
Operating
cash
flow
Segment profit
margin
Net working
capital days
Return on
tangible capital

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.
FY09E FY10E FY11E FY12E
Strengthen the core
Driving efficient capital management
1 Net working capital days reflects the estimated impact of CareFusion as Discontinued Operations in the period presented.  See Cardinal Health Appendix for further explanation of the pro forma presentation of certain measures included herein.
15
0
Net Working Capital Days
1

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.
FY09E FY10E FY11E FY12E
Strengthen the core
Strong operating cash flow generation
1 Operating cash flow from continuing operations reflects the estimated impact of CareFusion as
Discontinued Operations in the period presented.  See Cardinal Health Appendix for further explanation of the pro forma presentation of certain measures included herein.
$1.3B
0
Operating Cash Flow
1

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved. Agenda • Driving financial discipline • Three-year financial outlook • Focus on shareholder return

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.
Entering FY10 with strong balance sheet
• Total debt (after post-spin debt retirement):  ~$2.1B
• Cash position:  ~$1.0B
• Accounts receivable facility:  $950M
• Bank credit revolver:  $1.5B (thru Jan FY12)
• <20% CFN equity stake
• Committed to maintaining investment grade ratings

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.
FY10 headwinds expected to
subside in FY11
Market factors
Generic launches
Pricing/customer renewals
Medical cost of goods
Strategic positioning decisions
DSA transition timing
Portfolio repositioning
Sourcing models
Transformational investments
Medical Supply Chain
Ambulatory care
Customer ordering systems
Negative synergies
FY10
Est. FY11
and FY12
Cost control & performance
improvement initiatives

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.
Organic investment for the future
1 Estimated capital expenditures for Cardinal Health excluding CareFusion.
$300M
0
Capital Expenditures
1
FY09E FY10E FY11E FY12E
I/T Other

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.
FY10 outlook
• A year of transition and investment
• Continued strong cash flow generation
• Investing in capex and increasing dividend
• Growth in M segment despite increased investment
• Dealing with headwinds in P while preparing for the future

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.
FY09E FY10E FY11E FY12E
Earnings per share
1
growth returns in FY11
1
Pro forma non-GAAP diluted earnings per share from continuing operations reflects the estimated impact of
CareFusion as Discontinued Operations in the period presented.  See Cardinal Health Appendix for further explanation of the pro forma presentation of certain measures included herein.
$2.20-$2.25(E)

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved. Agenda • Driving financial discipline • Three-year financial outlook • Focus on shareholder return

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.
Margin
expansion
Focus on shareholder return
Return capital to shareholders
Strong OCF and investment grade credit
Working capital
management

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.
60%
4%
25%
11%
Capital
expenditures
Acqusitions
Dividends
Share repurchases
OCF
Divestitures
Increased Leverage
Strong track record of
disciplined capital deployment
$11.6B total
Source of cash
Deployment
$11.5B total
FY05-FY08

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.
0
500
1,000
1,500
2,000
2,500
3,000
3,500
4,000
FY04 FY05 FY06 FY07 FY08
0
50
100
150
200
250
History of increasing dividend returns,
supplemented by share repurchases
Dividends
Share repurchases*
*Share repurchase program suspended in FY09 due to spinoff
$M
$M

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.
Capital deployment will differentiate
New Cardinal Health
• 25-30% of OCF for organic growth and strengthening the
core through high-impact capital investments
• Tuck-in M&A activity
• Opportunistic share buybacks, primarily focused on
offsetting equity program issuances in near-term
Meaningful and increasing
dividend pay-out

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.
31%
4%
5%
10%
7%
13%
17%
FY04 FY05 FY06 FY07 FY08 FY09
YTD
FY09 pro
forma
Significantly increasing dividend payout
Historical 20% target
1
1 Pro forma payout ratio reflects the anticipated dividend per share post spinoff of $0.175 cents per share per quarter divided by the mid-point of the FY09 pro forma non-GAAP earnings per share of $2.20-
$2.25.

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.
In summary
We have a clear financial focus
• Superior execution against stated goals and
delivering on key metrics
• Relentless focus on cost and capital efficiency
• Strengthening our core capabilities and building
stronger foundation for future growth
• Strong external focus on maximizing shareholder
return through differentiated capital deployment

Pharmaceutical Segment Mike Kaufmann Chief Executive Officer Pharmaceutical Segment June 2, 2009 © 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.
Agenda
•
Overall segment view
• Business today and profit drivers
– Nuclear and Pharmacy Services
– Manufacturer and Specialty Services
– Pharmaceutical Distribution
• Outlook and summary

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.
Pharmaceutical Segment today
>$85B
Revenue
1
Segment profit
1
SKUs
Distribution centers
Nuclear pharmacies
>$1B
>50k
25
~160
1 Pro forma revenue and segment profit, trailing 12 months ended March 31, 2009.  See Cardinal
Health appendix for more information regarding Cardinal Health pro forma financial information.

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.
Ambulatory
Care
•
Pharmaceutical
Distribution
•
Nuclear and
Pharmacy Services
•
Manufacturer and
Specialty Services
Retail
•
Pharmaceutical
Distribution
Acute Care
•
Pharmaceutical
Distribution
•
Nuclear and
Pharmacy Services
•
Manufacturer and
Specialty Services
At the intersection of the
evolving healthcare system

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved. Pharmaceutical Segment Nuclear and Pharmacy Services Manufacturer and Specialty Services Pharmaceutical Distribution

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved. Pharmaceutical Segment Nuclear and Pharmacy Services Manufacturer and Specialty Services Pharmaceutical Distribution

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.
Nuclear and Pharmacy Services
Nuclear Pharmacy Services – Industry leader
• Successfully release lower-cost generic this summer
• Optimize customer operations with new
management software
• Capture increased use of diagnostic imaging studies
Profit drivers:
•
Leader in industry and growing:  can reach >90% of U.S. hospitals in <3 hours
•
Only
national network with both low-energy and high-energy dispensing
•
Only
national network with both branded cardiac imaging agents
(Cardiolite and Myoview) and lower-cost alternative
•
High customer loyalty
scores show highly differentiated service
•
Leader in safety:  patented delivery systems and education programs
Our position:

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.
Nuclear and Pharmacy Services
Positron Emission Tomography (PET) – Growing
• Acquire tuck-in to build national footprint
• Deepen collaboration with key universities
• Become integral part of clinical trial design for biopharma
Profit drivers:
•
A leading U.S. player
in number of cyclotrons and doses, and growing
• Focused on
cGMP Manufacturing
of agents used in diagnosis/treatment
•
Technical and chemistry
expertise to support clinical trials
of proprietary agents
•
Partner in research
with universities and pharmaceutical companies
Our position:

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.
Nuclear and Pharmacy Services
Pharmacy Solutions – Re-positioning
• Re-energize and re-position the business
• Expand service footprint
• Implement formulary management in pharmacies
Profit drivers:
•
Leader
in pharmacy management, outsourcing services and
formulary management
• Fast growing R
x
e-source
SM
augments staff
and provides
after-hour
coverage
• Expertise in
data analytics
to improve pharmacy efficiencies and processes
Our position:

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved. Pharmaceutical Segment Nuclear and Pharmacy Services Manufacturer and Specialty Services Pharmaceutical Distribution

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.
Manufacturer and Specialty Services  –
Bringing focus
• Create a differentiated model
• Drive synergy among the businesses
• Build-out capabilities
Profit drivers:
•
Key player in third-party logistics, representing over 60 supplier partners
• Significant presence in
plasma/specialty
distribution
• Recognized expertise in
regulatory consulting
on new drugs
•
Payor authorization/qualification
consulting
Our position:

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved. Pharmaceutical Segment Nuclear and Pharmacy Services Manufacturer and Specialty Services Pharmaceutical Distribution

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.
Pharmaceutical Distribution
Pharmaceutical distribution – Our position
Leading
Distributor to national retail chains
Distributor to acute-care facilities
Footprint in Puerto Rico
Generic telesales
Logistics network
Leading
Leading
Increasing
Differentiated

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.
Customers
Pharmaceutical Distribution
Critical role in the healthcare system
Alternate
Care
Hospital
Retail
Pharmacy
Mail
Service
Supply Partners
Generic
Pharma
Private
Label
Brand
Pharma
HBA/
OTC

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.
Pharmaceutical Distribution
Critical role in the healthcare system
Pharmaceutical
Distribution
Generating value up and down the supply chain
Supply Partners
Generic
Pharma
Private
Label
Brand
Pharma
HBA/
OTC
Customers
Alternate
Care
Hospital
Retail
Pharmacy
Mail
Service

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.
• Reduced generic acquisition costs
– Demand aggregation
– Simple program with aligned incentives
• Reduced inventories
– Best-in-class software and process (Cardinal Inventory Manager)
– Daily delivery with high service levels
• Reduced back-office costs / administration
– Best-in-class third party programs
– Front-end merchandising
Pharmaceutical Distribution
Value delivered to Retail

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved. Pharmaceutical Distribution Partner with key Retail customers

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.
Pharmaceutical Distribution
Two Retail Independent brands – Deliver value
•
Streamline operations for
improved performance
Value: ~$27K profit/average store
1
•
Improve payor management for
better financial performance
Value: ~$95K profit/average store
1
•
Create alternative revenue
streams for better margins
Value: ~$20K profit/average store
1
•
Increase traffic and attract new
and loyal customers
Value: ~$6K profit/average store
1
3,200 stores
778 franchisees
1 Cardinal Health market research.  Results are per year estimates.

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.
Pharmaceutical Distribution
Value delivered to health systems
• Reduced generic acquisition costs
– Carve-out portfolios
– Back-up portfolios
• Reduced acquisition costs
– Contract compliance reporting
– Sentry 340B software
• Reduced labor costs
– Packaging options
– Delivery to the floor - CardinalASSIST
SM

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.
Customers
Pharmaceutical Distribution
Critical role in the healthcare system
Alternate
Care
Hospital
Retail
Pharmacy
Mail
Service
Supply partners
Generic
Pharma
Private
Label
Brand
Pharma
HBA/
OTC
Generating value up and down the supply chain
Pharmaceutical
Distribution

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.
Pharmaceutical Distribution
Value delivered to supplier partners
• Transparency – Provide sales and inventory data
•
Integrity –
Buy only from manufacturer
• High fill rates – Scripts not delayed or unfilled
• Volume – Generic formularies drive volume
• Financial stability – Insulation from credit exposure
• Simplicity – Manage charge backs/credit, logistics

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.
Pharmaceutical Distribution
A strong business model
Breadth
Differentiation
Integration
Execution
Experience
Knowledge
Important player in all classes of trade
Equal or superior offers
Borschow, ParMed, Dohmen done well
Positive in all areas
>100 years combined industry experience
Strong customer and supplier relationships

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.
•
Growth
– Wholesaler growth has surpassed industry projections
– Aligned with key customers
– Healthcare reform, demographics and consumerism should
drive continued volume and generic utilization
•
Customer consolidation
– Aligned with acquirers
•
Manufacturer consolidation
– Little to no impact on our cost to serve
•
Regulations
– Cold chain, anti-diversion and pedigree require
continued focus and investment
Pharmaceutical Distribution
Industry dynamics play to our strengths

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.
Pharmaceutical Distribution
Key profit drivers
Improve the customer experience
Grow generics
Increase sales force effectiveness
1
2
3

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.
Pharmaceutical Distribution
1. Improve the customer experience
• Deliver a consistent experience
• Develop technology that simplifies their lives
• Create value-added programs
• Know what each customer values, and deliver it
Q3FY08 Q4FY08 Q1FY09 Q2FY09 Q3FY09 Q4FY09
Pharmaceutical Distribution
Customer Loyalty
Result:  Higher customer retention, above-market sales growth

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.
Goals for FY10
• Increase generic
margin rates by
>200 basis points
• Increase retail
independent
generic penetration
by >10%
Result:  Expanded margins and increased profitability
• Improve our sourcing model
and costing
• Offer clear value proposition
• Deliver best-in-class
service levels
• Require and enforce
contract compliance
Pharmaceutical Distribution
2. Grow generics

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.
Pharmaceutical Distribution
3. Increase sales force effectiveness
• Know the customer
• Know the competitive
environment
• Sell value
• Reward the right behaviors
• Measure performance
Result: Expanded margins, increased direct-store-door
growth and increased profitability

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.
Agenda
• Overall segment view
• Business today and  profit drivers
– Nuclear and Pharmacy Services
– Manufacturer and Specialty Services
– Pharmaceutical Distribution
•
Outlook and summary

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.
Pharmaceutical Segment key metrics
Customer loyalty scores
Unadjusted service levels
Penetration (% generics)
Non-bulk revenue growth
Segment profit margin
Inventory days

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.
In summary
We have value, focus and a plan to grow
•
Cost-effective and efficient:
Wholesalers are the most cost-
effective and efficient way for suppliers and customers to interact.
•
Focused on the customer:
Offers are customized to each
customer’s unique needs. Programs and services are best-in-class, easy to understand and execute, and valued by customers.
•
Stabilized and growing:
While Pharmaceutical Distribution has
challenges and faces a tough FY10, it is executing well against goals and investing in key initiatives to deliver long-term value.

Michael A. Lynch CEO, Medical Segment June 2, 2009 Medical Segment © 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved. Agenda • Business today • Industry dynamics • Profit drivers • Outlook and summary

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.
Medical Segment today
>$8B
Revenue¹
Segment profit¹
SKUs
Distribution centers
Manufacturing sites
>$400M
~300k
49
13
1
Pro forma revenue and segment profit, trailing 12 months ended March 31, 2009.  See Cardinal Health appendix for more information regarding Cardinal Health pro forma financial information.

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.
Clinical / Procedural Canada
Channel and product-focused businesses
• Hospital
• Lab
• Ambulatory
Medical Products
and Services
• Kitting (Presource™)
• Hospital
(Source Medical)
• Ambulatory
Infection Prevention Products

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.
1. Scale in each of our channels: hospital, lab, ambulatory, kitting
2. Depth and breadth of capabilities: distribution,
sourcing, manufacturing
3. Differentiated portfolio of self-manufactured products
4. Dedicated sales capabilities for different hospital callpoints:
C-suite, materials management, OR, nursing, pharmacy
Key strengths

Surg. Ctr. 1. Unmatched channel breadth Hospital (U.S.) Clinical Lab Ambulatory Kitting Canada Phys. Office © 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.
2. Unmatched depth of capabilities
Hospital (U.S.) Clinical Lab Ambulatory Kitting Canada
Distribution and Supply Chain Services
Self-Manufactured Products
Branded Products
Sourced Products

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.
Esteem
®
#1 polyisoprene surgical glove
Medi-Vac Guardian canister
#1 OR suction canister
Tiburon
®
Industry-leading surgical drape
3. Differentiated product portfolio

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.
4. Dedicated sales capabilities
C-Suite
Operating Room
Nursing
Pharmacy
Radiology
Lab
Central Sterile
Materials Management
• Multiple customers/
departments within
each hospital
• Served by one
dedicated account team
• With specialist support
tailored to each
customer/department
Hospital Customers
Strategic Accounts
OR (Inf. Prev.) Products
Nursing Products
Pharma Distribution
Nuclear Pharmacy
Lab Products &
Distribution
Kitting (OR Products)
Med/Surg Distribution
Customer Account Team

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.
Leadership positions we have today
present great opportunities for the future
• Leading distributor of medical products in North America
• Leading distributor of supplies to clinical laboratories
and surgery centers
• Leader in medical procedure kits and surgical packs
• Leading positions with self-manufactured products
(domestic and international)

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved. Agenda • Business today • Industry dynamics • Profit drivers • Outlook and summary

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.
Industry environment plays to our strengths
• Volume will increase as coverage expands
• Cost to serve must decrease as current growth rate is
not sustainable
• Procedures are shifting to ambulatory care settings
• Growing importance of diagnostics as a critical aspect
of providing quality, cost-effective care
• Comparative effectiveness will require proof that
products drive outcomes superior to existing protocols

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.
Well positioned to meet customer needs
• Scale across channels that supports the development
of a low-cost product portfolio
• Expertise that helps our customers make their supply
chain more efficient and effective
• Shared, flexible operating platform that allows us to
serve our customers cost effectively across multiple
care settings
• Customer insight and manufacturing expertise to
develop clinically differentiated products

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved. Agenda • Business today • Industry dynamics • Profit drivers • Outlook and summary

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.
1. Invest in a business transformation that will deliver a
best-in-class customer and supplier experience
2. Improve sourcing capabilities to utilize our scale
3. Grow in laboratory/ambulatory care channels
4. Execute new kitting business model
5. Expand our product portfolio
– Innovation in OR products
– Private label
Five key profit drivers

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved. 1. Customer and supplier experience Q3FY08 Q4FY08 Q1FY09 Q2FY09 Q3FY09 Q4FY09 Medical Segment Customer Loyalty

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.
2. Sourcing capabilities
• Beginning to source across channels
– Improved economics
– Standardized terms and conditions
• Drive more purchasing volume through sourcing
capabilities in Asia
• We will more aggressively manage product categories
across segment
– Reducing complexity and cost for our customers
– Creating deeper, more meaningful supplier relationships

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.
Industry
Growth Focus
Lab
Clinical 6-7% Continue to serve well
Independent 6-8% Priority for expansion
Life Science 4-6% Future opportunity
Ambulatory
Surgery Center 6-8% Continue to serve well
Physician Office 5-6% Priority for expansion
Home Care 6-7% Future opportunity
Long Term Care 1-3% Future opportunity
3. Growth in Ambulatory and Lab

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.
4. Execute new kitting business model
• Lean transformation to improve speed in meeting
changes in customer needs
• Driving lower component costs through enhancement of
segment’s sourcing capabilities
• New business models that better differentiate between
customer desire for low-cost, standardized kits and
customized kits

5. Expanding our product portfolio
ORwell
Differentiated fluid collection and
disposal solution
Private Label
Using our sourcing expertise to offer
customers a compelling alternative to
current offerings
© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved. Agenda • Business today • Industry dynamics • Profit drivers • Outlook and summary

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.
Customer loyalty scores
Private label growth
Service levels
Return on tangible capital
Segment profit margin
Medical Segment key metrics

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.
Why we will win
• Unmatched channel breadth
• Unmatched product depth
• Deep capabilities in sourcing and operational excellence
• Unrivaled, integrated sales capabilities